UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2007

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2007, John Van Heuvelen resigned from his positions as the Chairman and as a member of the Board of Directors of Lifevantage Corporation (f/k/a Lifeline Therapeutics, Inc.) (the "Company"). Mr. Van Heuvelen also resigned as Chairman of the Audit Committee and member of the Compensation and Science Committees of Lifevantage Corporation.

Dr. James D. Crapo, currently a member of the Board of Directors, will serve as the new Chairman of the Board of Directors effective August 25, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 e-mail dated August 25, 2007 from Mr. John Van Heuvelen to the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

August 27, 2007	By:	James J. Krejci

Name: James J. Krejci
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	John Van Heuvelen Resignation Email to Board of Directors